EXHIBIT 99.5

FFMLT 2004-FF3

Assumptions:
          Pricing prepayment assumptions
          50% Severity
          6 month lag to recovery
          to Maturity

*** For all other assumptions please refer to the term sheet ***

Forward Libor

               1m             6m
           1        1.10000       1.33672
           2        1.15797       1.45174
           3        1.25017       1.58144
           4        1.36327       1.72090
           5        1.50848       1.87876
           6        1.63139       2.01921
           7        1.77542       2.17071
           8        1.93888       2.33654
           9        2.09949       2.48264
          10        2.24474       2.63272
          11        2.39497       2.79123
          12        2.54240       2.92838
          13        2.69785       3.06416
          14        2.84706       3.20187
          15        2.99536       3.31918
          16        3.13568       3.44726
          17        3.24998       3.55651
          18        3.36022       3.65502
          19        3.47048       3.75927
          20        3.57358       3.86201
          21        3.73223       3.95023
          22        3.77529       4.02761
          23        3.86815       4.10701
          24        3.97061       4.17660
          25        4.05596       4.24425
          26        4.11038       4.30427
          27        4.17105       4.36305
          28        4.23674       4.42304
          29        4.29872       4.47936
          30        4.35897       4.52949
          31        4.41430       4.58354
          32        4.46630       4.63131
          33        4.51856       4.68284
          34        4.56698       4.73979
          35        4.60974       4.79337
          36        4.65419       4.84936
          37        4.70834       4.90916
          38        4.77293       4.96307
          39        4.83624       5.01293
          40        4.89210       5.05987
          41        4.94390       5.10050
          42        4.99186       5.13524
          43        5.03383       5.16670
          44        5.07073       5.19489
          45        5.10379       5.22646
          46        5.13209       5.25458
          47        5.15401       5.28686
          48        5.17266       5.32160
          49        5.20120       5.35572
          50        5.24503       5.39131
          51        5.28169       5.42453
          52        5.31748       5.45332
          53        5.35201       5.47971
          54        5.38107       5.50400
          55        5.40890       5.52403
          56        5.43402       5.54353
          57        5.45555       5.56507
          58        5.47441       5.58504
          59        5.49126       5.60749
          60        5.50389       5.63087
          61        5.52421       5.65468
          62        5.55328       5.68053
          63        5.57797       5.70126
          64        5.60263       5.72119
          65        5.62540       5.73844
          66        5.64557       5.75526
          67        5.66630       5.76975
          68        5.68177       5.78289
          69        5.69689       5.79814
          70        5.70946       5.81302
          71        5.72187       5.83175
          72        5.73136       5.84615
          73        5.74599       5.86298
          74        5.76645       5.88086
          75        5.78453       5.89560
          76        5.80425       5.90907
          77        5.81722       5.92064
          78        5.83152       5.93042
          79        5.84528       5.94008
          80        5.85563       5.94917
          81        5.86512       5.95547
          82        5.87377       5.96287
          83        5.87885       5.97202
          84        5.88541       5.98030
          85        5.89302       5.98897
          86        5.89914       5.99843
          87        5.90868       6.00940
          88        5.91993       6.02225
          89        5.92813       6.03188
          90        5.93873       6.04326
          91        5.95016       6.05766
          92        5.96108       6.06946
          93        5.97487       6.08283
          94        5.98548       6.09716
          95        5.99772       6.11050
          96        6.01330       6.12521
          97        6.02591       6.13843
          98        6.04057       6.15141
          99        6.05564       6.16330
         100        6.06712       6.17438
         101        6.08011       6.18561
         102        6.09165       6.19331
         103        6.10167       6.20281
         104        6.11121       6.21008
         105        6.12062       6.21836
         106        6.12881       6.22615
         107        6.13426       6.23338
         108        6.14267       6.24421
         109        6.14784       6.25051
         110        6.15671       6.26130
         111        6.16518       6.27102
         112        6.17337       6.27971
         113        6.18438       6.29061
         114        6.19123       6.29860
         115        6.20309       6.31103
         116        6.21318       6.32175
         117        6.22261       6.33563
         118        6.23456       6.34672
         119        6.24399       6.35949
         120        6.25704       6.37395
         121        6.26937       6.38481
         122        6.28461       6.39692
         123        6.29428       6.40710
         124        6.30717       6.41766
         125        6.31895       6.42629
         126        6.32737       6.43439
         127        6.33763       6.44160
         128        6.34632       6.44820
         129        6.35352       6.45614
         130        6.36040       6.46255
         131        6.36719       6.47056
         132        6.37144       6.47842
         133        6.37855       6.48687
         134        6.38824       6.49717
         135        6.39482       6.50289
         136        6.40397       6.51194
         137        6.41212       6.52066
         138        6.41942       6.52640
         139        6.42913       6.53459
         140        6.43386       6.54316
         141        6.44280       6.55098
         142        6.45095       6.55930
         143        6.45571       6.56894
         144        6.46427       6.57893
         145        6.47540       6.58749
         146        6.48358       6.59518
         147        6.49419       6.60321
         148        6.50431       6.61120
         149        6.51089       6.61430
         150        6.51725       6.61663
         151        6.52315       6.61972
         152        6.52672       6.62234
         153        6.53156       6.62377
         154        6.53103       6.62431
         155        6.53106       6.62817
         156        6.53239       6.63299
         157        6.53517       6.63729
         158        6.53834       6.63907
         159        6.54315       6.64253
         160        6.54752       6.64613
         161        6.55076       6.64728
         162        6.55403       6.64662
         163        6.55423       6.64779
         164        6.55619       6.64834
         165        6.55821       6.64952
         166        6.55725       6.65131
         167        6.55573       6.65271
         168        6.55777       6.65676
         169        6.55756       6.65806
         170        6.56314       6.66027
         171        6.56816       6.66054
         172        6.56873       6.65873
         173        6.57086       6.65730
         174        6.57041       6.65163
         175        6.56795       6.64654
         176        6.56474       6.64000
         177        6.56068       6.63481
         178        6.55450       6.62949
         179        6.54551       6.62441
         180        6.53917       6.62404
         181        6.53175       6.61930
         182        6.53175       6.61934
         183        6.53032       6.61735
         184        6.52812       6.61404
         185        6.52803       6.61227
         186        6.52307       6.60839
         187        6.52327       6.60640
         188        6.52020       6.60220
         189        6.51647       6.59952
         190        6.51491       6.59631
         191        6.51187       6.59269
         192        6.50757       6.58885
         193        6.50489       6.58560
         194        6.50243       6.58306
         195        6.49691       6.57638
         196        6.49418       6.57306
         197        6.48995       6.56718
         198        6.48501       6.56212
         199        6.48205       6.55702
         200        6.47439       6.54970
         201        6.47134       6.54605
         202        6.46512       6.53968
         203        6.46103       6.53593
         204        6.45492       6.52867
         205        6.44929       6.52239
         206        6.44394       6.51684
         207        6.43725       6.50900
         208        6.43244       6.50258
         209        6.42353       6.49387
         210        6.41760       6.48638
         211        6.41172       6.47936
         212        6.40291       6.47162
         213        6.39686       6.46356
         214        6.38924       6.45479
         215        6.38010       6.44668
         216        6.37417       6.43963
         217        6.36681       6.43026
         218        6.35572       6.41968
         219        6.34878       6.41205
         220        6.34108       6.40401
         221        6.33096       6.39271
         222        6.32204       6.38226
         223        6.31333       6.37281
         224        6.30332       6.36282
         225        6.29499       6.35219
         226        6.28278       6.33958
         227        6.27285       6.33041
         228        6.26458       6.32102
         229        6.25435       6.30998
         230        6.24209       6.29693
         231        6.23216       6.28623
         232        6.22203       6.27529
         233        6.20955       6.26199
         234        6.19901       6.24963
         235        6.18579       6.23660
         236        6.17490       6.22446
         237        6.16375       6.21180
         238        6.15029       6.19727
         239        6.13777       6.18366
         240        6.12674       6.17148
         241        6.11160       6.15545
         242        6.09851       6.14294
         243        6.08416       6.12890
         244        6.06980       6.11454
         245        6.05730       6.10176
         246        6.04143       6.08617
         247        6.03059       6.07537
         248        6.01684       6.06164
         249        6.00349       6.04983
         250        5.99238       6.03814
         251        5.97923       6.02624
         252        5.96929       6.01698
         253        5.95724       6.00497
         254        5.94704       5.99453
         255        5.93355       5.98235
         256        5.92458       5.97345
         257        5.91419       5.96281
         258        5.90246       5.95212
         259        5.89357       5.94298
         260        5.88365       5.93313
         261        5.87366       5.92423
         262        5.86457       5.91520
         263        5.85604       5.90711
         264        5.84649       5.89867
         265        5.83875       5.89136
         266        5.83132       5.88476
         267        5.82192       5.87544
         268        5.81526       5.86926
         269        5.80766       5.86141
         270        5.79998       5.85455
         271        5.79419       5.84818
         272        5.78517       5.84034
         273        5.78033       5.83600
         274        5.77331       5.82983
         275        5.76839       5.82619
         276        5.76223       5.82016
         277        5.75688       5.81533
         278        5.75216       5.81154
         279        5.74677       5.80628
         280        5.74333       5.80262
         281        5.73702       5.79764
         282        5.73346       5.79421
         283        5.73041       5.79134
         284        5.72540       5.78769
         285        5.72298       5.78543
         286        5.71979       5.78241
         287        5.71606       5.78008
         288        5.71438       5.77901
         289        5.71197       5.77764
         290        5.70941       5.77524
         291        5.70758       5.77401
         292        5.70643       5.77393
         293        5.70506       5.77275
         294        5.70439       5.77092
         295        5.70221       5.77117
         296        5.70210       5.76996
         297        5.70268       5.76798
         298        5.70172       5.76367
         299        5.70100       5.75769
         300        5.70369       5.75189
         301        5.69703       5.74162
         302        5.68855       5.73332
         303        5.67879       5.72346
         304        5.66785       5.71360
         305        5.65958       5.70583
         306        5.65039       5.69622
         307        5.64120       5.68815
         308        5.63286       5.68000
         309        5.62511       5.67277
         310        5.61707       5.66526
         311        5.60837       5.65772
         312        5.60288       5.65313
         313        5.59449       5.64493
         314        5.58867       5.63968
         315        5.58205       5.63397
         316        5.57538       5.62752
         317        5.57052       5.62259
         318        5.56271       5.61530
         319        5.55878       5.61197
         320        5.55394       5.60702
         321        5.54783       5.60295
         322        5.54421       5.59884
         323        5.53881       5.59512
         324        5.53622       5.59355
         325        5.53207       5.58964
         326        5.52980       5.58728
         327        5.52452       5.58378
         328        5.52302       5.58254
         329        5.52076       5.58017
         330        5.51718       5.57804
         331        5.51603       5.57716
         332        5.51426       5.57565
         333        5.51237       5.57485
         334        5.51121       5.57436
         335        5.51072       5.57545
         336        5.50967       5.57467
         337        5.50933       5.57503
         338        5.50968       5.57655
         339        5.50948       5.57662
         340        5.51126       5.57828
         341        5.51037       5.57901
         342        5.51182       5.58026
         343        5.51403       5.58278
         344        5.51439       5.58527
         345        5.51711       5.58781
         346        5.51933       5.59032
         347        5.52044       5.59410
         348        5.52436       5.59833
         349        5.52790       5.60170
         350        5.52993       5.60549
         351        5.53382       5.61017
         352        5.53859       5.61632
         353        5.54195       5.61997
         354        5.54631       5.62408
         355        5.55144       5.63004
         356        5.55599       5.63571
         357        5.56273       5.64097
         358        5.56666       5.64487
         359        5.57167       5.65029
         360        5.57887       5.65564
         361        5.58395       5.65986


                                   ------------------------------------------------------
                                    w/ Stepdown                   Trigger Active
                                   ------------------------------------------------------
                                              Forward Libor            Forward Libor
-----------------------------------------------------------------------------------------
                         Severity:              50%                        50%
-----------------------------------------------------------------------------------------
  Class M-4    CDR (%)                                     8.460                   8.099

               Discount Margin                            217.74                  241.79

               WAL                                          7.12                   12.49

               Principal Window                    Mar08 - Mar34           Jul14 - Mar34

               Principal Writedown               8,768.05 (0.04%)        6,878.19 (0.03%)

               Total Collat Loss          170,822,244.85 (10.69%) 164,789,072.19 (10.31%)
-----------------------------------------------------------------------------------------


*** Collateral Loss through the life of the related bond
*** Assumes a price of Par

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.